Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders of

Telava Networks, Inc.

San Francisco, California

We have audited the accompanying consolidated balance sheet of Telava Networks, Inc. and Subsidiaries as of December 31, 2006, and the related consolidated statements of operations, comprehensive loss, stockholders' equity, and cash flows for the years ended December 31, 2006 and 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Telava Networks, Inc. and Subsidiaries as of December 31, 2006, and the consolidated results of their operations and cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

DeJoya Griffith & Company, LLC

Certified Public Accountants & Consultants

Henderson, Nevada

August 31, 2007

TELAVA NETWORKS, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,
ASSETS	2006	2005
CURRENT ASSETS
Cash and cash equivalents	$319,133	$853,061
Accounts receivable, net	1,236,018	900,766
Notes receivable	302,335	30,000
Prepaid and other current assets	329,871	68,765

TOTAL CURRENT ASSETS	2,187,357	1,852,592
PROPERTY AND EQUIPMENT, net	2,116,391	138,626
OTHER ASSETS	9,988	2,900
TOTAL ASSETS	$4,313,736	$1,994,118

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$295,787	$181,657
Accrued expenses	31,569	38,111
Notes payables	136,491	45,500
Accrued income tax payable	-	46,432
TOTAL CURRENT LIABILITIES	463,847	311,700

LONG TERM LIABILITIES
Deferred tax liability	95,630	365,600
TOTAL LIABILITIES	559,477	677,300

COMMITMENTS AND CONTINGENCIES	-	-
MINORITY INTEREST	465,062	-

STOCKHOLDERS' EQUITY
Preferred stock; $0.001 par value; 1,000,000 shares
authorized; none issued and outstanding	-	-
Common stock; $0.001 par value; 24,000,000 shares
authorized; 20,000,000 shares issued and outstanding	20,000	20,000
Additional paid-in capital	1,499,074	-
Retained earnings	1,770,123	1,296,818
TOTAL STOCKHOLDERS' EQUITY	3,754,259	1,316,818
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,313,736	$1,994,118

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2006	2005
REVENUE	$3,049,090	$5,992,995

COST OF REVENUE	945,413	2,511,311

GROSS PROFIT	2,103,677	3,481,684

OPERATING EXPENSES
Payroll and related benefits	1,114,230	1,117,729
General and administrative	785,582	745,750
Depreciation and amortization	48,583	17,566

TOTAL OPERATING EXPENSES	1,948,395	1,881,045

INCOME FROM OPERATIONS	155,282	1,600,639

OTHER INCOME (EXPENSES):
Interest income	13,011	4,314
Interest expense and financing	-	(2,268)
Other	1,213	(2,673)

TOTAL OTHER INCOME (EXPENSE)	14,224	(627)

INCOME BEFORE PROVISION FOR INCOME TAXES	169,506	1,600,012
PROVISION FOR (BENEFIT FROM) INCOME TAXES	(269,170)	412,032
NET INCOME BEFORE MINORITY INTEREST	438,676	1,187,980
NET INCOME (LOSS) ALLOCABLE TO MINORITY
INTEREST	(34,629)	-

NET INCOME	$473,305	$1,187,980

BASIC INCOME PER COMMON SHARE	$0.02	$0.06

BASIC WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	20,000,000	20,000,000

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2006 AND 2005

	Preferred Stock		Common Stock		Paid-in	Minority	Retained
	Shares	Amount	Shares	Amount	Capital	Interest	Earnings	Total

Balance, December 31, 2004	-	$ -	20,000,000	$ 20,000	$ -	$ -	$ 108,838	$ -

Net income	-	-	-	-	-	-	1,187,980	1,187,980

Balance, December 31, 2005	-	-	20,000,000	20,000	-	-	1,296,818	1,296,818

Acqisition of 40 microwave towers in exchange of 25%
ownerhsip interest in Telava
Wireless, Inc, a wholly-owned subsidiary	-	-	-	-	1,499,074	499,691	-	1,998,765

Minority interest net loss	-	-	-	-	-	(34,629)	-	(34,629)

Net income	-	-	-	-	-	-	473,305	473,305

Balance, December 31, 2006	-	$ -	20,000,000	$ 20,000	$ 1,499,074	$ 465,062	$1,770,123	$3,734,259

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.
CONSOLIDATED STATEMENTS OF CASHFLOWS

	Year Ended December 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 473,305	$ 1,187,980
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	48,583	17,566
Minority interest net loss	(34,629)
Changes in assets and liabilities:
Accounts receivable	(335,252)	175,178
Notes receivable	(272,335)	(30,000)
Prepaid and other current assets	(261,106)	(66,222)
Other assets	(7,088)	(2,141)
Accounts payable and accrued liabilities	107,589	(75,560)
Income taxes payable	(46,432)	46,432
Deferred tax liability	(269,970)	365,600
Net cash provided by (used in) operating activities	(597,335)	1,618,833

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of equipment	(27,583)	(97,764)
Net cash used in investing activities	(27,583)	(97,764)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payment of) note payable	90,990	(105,890)
Payments on line of credit	-	(723,189)
Net cash provided by financing activities	90,990	(829,079)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(533,928)	691,990

CASH AND CASH EQUIVALENTS, beginning of year	853,061	161,072

CASH AND CASH EQUIVALENTS, end of year	$ 319,133	$ 853,061

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

1.

ORGANIZATION AND BACKGROUND

Local Area Yellow Pages, Inc. (the “Company”), was formed in 2003 to provide advertising and directory listings for small and medium sized businesses on its Internet website in a “Yellow Pages” format.  The Company provides those services to its subscribers for a monthly fee.  These services are provided primarily to small and medium sized businesses throughout the United States.  On May 17, 2006, the Company formed Telava Wireless, Inc. as a subsidiary for the purpose of entering and mobile WiMAX broadband solutions.  On November 6, 2006, the Company acquired 40 microwave towers through its subsidiary Telava Wireless, Inc., see Note 10 for additional discussions.  On July 10, 2007, the Company renamed itself to Telava Networks, Inc. (“Telava”) for the purpose of launching the Telava network that provides the next generation fixed and mobile WiMAX broadband solutions to small and medium businesses, public safety organizations, and others in various markets through its network.   The Company will continue its yellow pages operations while at the same time launching its Telava network.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The accompanying 2006 and 2005 consolidated financial statements include the accounts of the Company and its 75% owned subsidiary – Telava Wireless, Inc.

3.

CONCENTRATION OF CREDIT RISK

Cash and Cash Equivalents:  This includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less.  At times cash deposits may have exceeded government insured limits of $100,000.  At December 31, 2006 and 2005, cash deposits exceeded those insured limits by $219,133 and $387,461, respectively.

Financial instruments that potentially subject the Company to concentrations of credit risk are primarily trade accounts receivable.  The trade accounts receivable are due primarily from business customers over widespread geographical locations within the LEC billing areas across the United States.  The Company historically has experienced significant dilution and customer credits due to billing difficulties and uncollectible trade accounts receivable.  The Company estimates and provides an allowance for uncollectible account receivable.  The handling and processing of cash receipts pertaining to trade accounts receivable is maintained primarily by two third party billing companies.  The Company is dependent upon these billing companies for collection of its accounts receivable.

Note Receivables: The Company facilitates loans to emerging companies in order to expand its market share in different emerging markets.

Advertising Costs: The Company also incurs advertising costs that are not considered direct response advertising.  These advertising costs are expensed when incurred.  These advertising expenses were $8,862 and $8,457 for the years ended December 31, 2006 and 2005, respectively.

Property and Equipment:  Property and equipment consisting of improvements, machinery, equipment, computers, furniture and fixtures are recorded at cost, and are depreciated using the straight-line method over their estimated useful lives.  Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized.  When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.  A summary of the estimated useful lives is as follows:

Description

Useful Life

Microwave Towers

25 years

Furniture and fixtures

5 years

Office and computer equipment

 3-5 years

Depreciation expense was $48,583 and $17,566 for the years ended December 31, 2006 and 2005, respectively.

Revenue Recognition: The Company’s revenue is generated by customer subscriptions of directory and advertising services.  Revenue is billed and recognized monthly for services subscribed in that specific month.  The Company utilizes outside billing companies to transmit billing data, much of which is forwarded to Local Exchange Carriers (“LEC’s”) that provide local telephone service. Monthly subscription fees are generally included on the telephone bills of the customers.  Customer refunds are recorded as an offset to gross revenue.

Income Taxes:  The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Financial Instruments:  Financial instruments consist primarily for cash, accounts receivable, advances to affiliates and obligations under accounts payable, accrued expenses and notes payable.  The carrying amounts of cash, accounts receivable, accounts payable, accrued expenses and notes payable approximate fair value because of the short maturity of those instruments.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements: In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management believes the adoption of this pronouncement will not have a material effect on our financial statements.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

In March 2006, FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment to FASB Statement No. 140.” The new standard requires recognition of servicing assets in connection with any obligation to service a financial asset arising from 1) a servicing contract entered into as part of a transfer of assets meeting the requirements for sale accounting, 2) the transfer of assets to a special purpose entity in a guaranteed mortgage securitization where the transferor retains a controlling interest in the securitized asset, or 3) an acquisition or assumption of obligations to service financial assets not related to the servicer or its consolidated affiliates. The servicing assets and liabilities must be measured at fair value initially, if practicable, and the assets or liabilities must either be amortized or recorded at fair value at each reporting date. The statement allows a one-time reclassification for entities with servicing rights and subsequently requires separate presentation of servicing assets and liabilities at fair value in the statement of financial position. This statement is effective for the first fiscal year beginning after September 15, 2006, with earlier adoption permitted.  The Company does not expect this implementation to have a material effect on our consolidated financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

FASB Staff Position on FAS No. 115-1 and FAS No. 124-1 (“the FSP”), “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,” was issued in November 2005 and addresses the determination of when an investment is considered impaired, whether the impairment on an investment is other-than-temporary and how to measure an impairment loss. The FSP also addresses accounting considerations subsequent to the recognition of other-than-temporary impairments on a debt security, and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The FSP replaces the impairment guidance on Emerging Issues Task Force (EITF) Issue No. 03-1 with references to existing authoritative literature concerning other-than-temporary determinations. Under the FSP, losses arising from impairment deemed to be other-than-temporary, must be recognized in earnings at an amount equal to the entire difference between the securities cost and its fair value at the financial statement date, without considering partial recoveries subsequent to that date. The FSP also required that an investor recognize other-than-temporary impairment losses when a decision to sell a security has been made and the investor does not expect the fair value of the security to fully recover prior to the expected time of sale. The FSP is effective for reporting periods beginning after December 15, 2005. The adoption of this statement will not have a material impact on our consolidated financial statements.

FASB Interpretation 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. The amount of tax benefits to be recognized for a tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax benefits relating to tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met or certain other events have occurred. Previously recognized tax benefits relating to tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. Interpretation 48 also provides guidance on the accounting for and disclosure of tax reserves for unrecognized tax benefits, interest and penalties and accounting in interim periods. Interpretation 48 is effective for fiscal years beginning after December 15, 2006. The change in net assets as a result of applying this pronouncement will be a change in accounting principle with the cumulative effect of the change required to be treated as an adjustment to the opening balance of retained earnings on January 1, 2007, except in certain cases involving uncertainties relating to income taxes in purchase business combinations. In such instances, the impact of the adoption of Interpretation 48 will result in an adjustment to goodwill. While the Company analysis of the impact of adopting Interpretation 48 is not yet complete, it do not currently anticipate it will have a material impact on the Company’s consolidated financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”),which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its consolidated financial statements.

In February of 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.”  The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The company is analyzing the potential accounting treatment.

4.

ACCOUNTS RECEIVABLE

The Company provides billing information to third party billing company for the majority of its monthly billings. Billings submitted are “filtered” by this billing company and the LEC’s. Net accepted billings are recognized as revenue and accounts receivable.  The billing company remits payments to the Company on the basis of cash ultimately received from the LEC’s by the billing company.  The billing company and LEC’s charge fees for services, which are netted against the gross accounts receivable balance. The billing companies also apply holdbacks to the remittance for potentially uncollectible accounts.  These dilution amounts will vary due to numerous factors and the Company may not be certain as to the actual amounts of dilution on any specific billing submittal until several months after that submittal.  The Company estimates the amount of these charges and holdbacks based on historical experience and subsequent information received from the billing companies. The Company also estimates uncollectible account balances and provides an allowance for such estimates.  As of December 31, 2006 and 2005, the Company has an allowance for uncollectible accounts totaling $199,161 and $237,254, respectively, which have been netted against the accounts receivable as presented within the accompanying balance sheets

5.

PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2006 and 2005:

2006

2005

Microwave Towers

$

1,998,765

$

-0-

Furnishing and fixtures

34,096

34,096

Office and computer equipment

158,501

131,125

Total

2,191,362

165,221

Less accumulated depreciation

(74,971)

(26,595)

Property and equipment, net

$

2,116,391

$

138,626

6.

NOTES PAYABLE AND LINE OF CREDIT

On December 31, 2006, the Company has five notes payable to one party totaling $95,000.  The notes do not bear interest and shall be due on demand.

On December 31, 2006 and 2005 the Company had a note payable due to one party totaling $40,000 and $45,500, respectively.  The note does not bear interest and shall be due on demand.

On December 31, 2006 the Company had a note payable due to one party totaling $1,491.  The note does not bear interest and shall be due on demand.

On November 2003, the Company signed a Line of Credit of $1,000,000 with a Factoring company.  During 2005, the Company had fully paid all balances related to the Line of Credit and was terminated on December 14, 2005.

7.

INCOME TAXES

At December 31, 2006 and 2005, the Company had a federal and state net operating loss carryforward of approximately $28,800 and $0, respectively, which begin to expire in 2028.

The provision for (benefit from) income taxes consisted of the following components for the years ended December 31:

	2006	2005
Current:
Federal	--	34,700
State	800	11,700
Deferred:	(270,000)	365,600
	(269,200)	412,000

Components of net deferred tax liabilities are as follows at December 31:

	2006	2005
Deferred income tax assets:
Net operating loss carryforward	12,600	--
Deferred income tax liabilities:	-	-
Depreciation and amortization	(16,300)	(10,700)
Other	(91,900)	(354,900)
Net deferred tax liabilities	(95,60)	(365,600)

Reconciliation between the statutory rate and the effective tax rate for the years ended December 31, is as follows:

	2006	2005

Federal statutory tax rate	(35.0)%	35.0%
State taxes, net of federal benefit	(8.8)%	8.8%

Effective tax rate	(43.8)%	43.8%

8.

LEASES

The Company leases its office space and certain equipment under long-term operating leases expiring through fiscal year 2008. Rent expense under these leases was $179,500 and $136,870 for the years ended December 31, 2006 and 2005, respectively.

Future minimum annual lease payments under operating lease agreements for years ended December 31 are as follows:

2005

$135,000

2006

79,500

2007

180,000

Total

$494,500

9.

STOCKHOLDERS’ EQUITY

Common Stock - The authorized common stock is 24,000,000 shares at $0.001 par value.  As of December 31, 2006 and 2005, the Company has 20,000,000 shares of common stock issued and outstanding.

Preferred Stock - The authorized common stock is 1,000,000 shares at $0.001 par value.  As of December 31, 2006 and 2005, the Company did not have any shares of preferred stock issued and outstanding.

10.

ACQUISITION OF MICROWAVE TOWERS

On November 16, 2006, the Company acquired 40 microwave towers through its subsidiary, Telava Wireless, Inc.  As consideration for the 40 microwave towers, the Company gave up 25% of its ownership interest in Telava Wireless, Inc.  The acquisition of the 40 microwave towers have been valued at the historical cost of these microwave towers totaling $1,998,765.  As a result of this transaction, the Company recorded minority interest for the 25% ownership in Telava Wireless, Inc. which it had given up in exchange for the 40 microwave towers totaling $499,691 at the date of the transaction.

11.

RELATED PARTY TRANSACTIONS

The Company had notes receivable due to them from a shareholder totaling $17,665 and $51,000 for the years ending December 31, 2006 and 2005, respectively.

TELAVA NETWORKS, INC.
CONSOLIDATED BALANCE SHEET (UNAUDITED)
June 30,
ASSETS	2007
CURRENT ASSETS
Cash and cash equivalents	$405,815
Accounts receivable, net	1,478,761
Notes receivable	426,741
Prepaid and other current assets	987,859
TOTAL CURRENT ASSETS	3,299,176
PROPERTY AND EQUIPMENT, net	2,093,359
Microwave Towers	-
OTHER ASSETS	345
Deposits	-
Other assets	-
TOTAL ASSETS	$5,392,880

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$114,307
Accrued expenses	204
Notes payables	39,856

TOTAL CURRENT LIABILITIES	154,368
LONG TERM LIABILITIES
Deferred tax liability	--
TOTAL LIABILITIES	154,368
COMMITMENTS AND CONTINGENCIES	-
MINORITY INTEREST	499,691
STOCKHOLDERS' EQUITY
Preferred stock; $0.001 par value; 1,000,000 shares
authorized; none issued and outstanding	-
Common stock; $0.001 par value; 24,000,000 shares
authorized; 20,000,000 shares issued and outstanding	20,000
Additional paid-in capital	1,499,074
Retained earnings	3,219,747
TOTAL STOCKHOLDERS' EQUITY	5,238,512
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,392,880

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Six Months Ended June 30,
	2007		2006

REVENUE	$ 2,568,619.08		$ 1,312,076.32

COST OF REVENUE	751,745.11		162,543.17

GROSS PROFIT	1,816,873.97		1,149,533.15

OPERATING EXPENSES
Payroll and related benefits	495,569.52		487,482.16
General and administrative	347,559.73		363,328.16
Depreciation and amortization	39,975.00	~~39,975.00~~	9,322.55

TOTAL OPERATING EXPENSES	883,104.25		850,810.32

INCOME FROM OPERATIONS	933,769.72		298,722.83

OTHER INCOME (EXPENSES):
Interest income	2,523.43		6,955.44
Interest expense and financing	-		-
Other income	181.10		734,769.52
Bank Service Charges	(97.94)		(799.15)
Other expenses	(2,940.00)		-

TOTAL OTHER INCOME (EXPENSE)	(333.41)		740,925.81

INCOME BEFORE PROVISION FOR INCOME TAXES	933,436.31		1,039,648.64

PROVISION FOR (BENEFIT FROM) INCOME TAXES	98,000.00-		134,585.00-

NET INCOME BEFORE MINORITY INTEREST	835,436.31		905,063.64

NET INCOME (LOSS) ALLOCABLE TO MINORITY
INTEREST	-		-

NET INCOME	$ 835,436.31		$ 905,063.64

BASIC INCOME PER COMMON SHARE	0.05		0.05

BASIC WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	20,000,000.00		20,000,000.00

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.
CONSOLIDATED STATEMENTS OF CASHFLOWS (UNAUDITED)

	Six Months Ended June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 835,436..31	$ 905,063.64
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	39,975.00	9.322.55
Minority interest net loss	-	-
Changes in assets and liabilities:
Accounts receivable	(342,314.55)	(248,684.17)
Notes receivable	(115,000.00)	(177,005.02)
Debt restructuring costs: Bad Debt Reserve	(110,292.65)	(467,822.01)
Deferred billing costs	(122,344.14)	(63,903.38)
Loan to Stockholders	-	51,000.00
Prepaid and other current assets	-	(1,448.20)
Other assets	-	-
Accounts payable and accrued liabilities	(43,157.90)	(22,205.07)
Notes Payable	-	(25.00)
Income taxes payable	-	(250,000.00)
Deferred tax liability	-	(37,971.87)
Net cash provided by (used in) operating activities	142,302.07	(303,678.53)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of computer equipment	(42,890.45)	(22,210.32)
Software	-	(3,010.87)
Purchases of furniture & equipment	(1,200.00)	-
Microwave Towers	(1,998,765.00)	(25,221.19)
Net cash used in investing activities	(2,042,855.45)	(25,221.19)

CASH FLOWS FROM FINANCING ACTIVITIES:
Minority Interest Microwave Tower	499,691.00	-
Additional Paid In Capital	1,499,074.00	-
Proceeds from (payment of) note payable	-	-
Payments on line of credit	-	-
Net cash provided by financing activities	1,998,765.00	-

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	98,211.62	(328,899.72)

CASH AND CASH EQUIVALENTS, beginning of period	307,603.39	853,060.92

CASH AND CASH EQUIVALENTS, end of period	405,815.01	524,161.20

See notes to consolidated financial statements.

TELAVA NETWORKS, INC.

NOTES TO CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006

1.

ORGANIZATION AND BACKGROUND

Local Area Yellow Pages, Inc. (the “Company”), was formed in 2003 to provide advertising and directory listings for small and medium sized businesses on its Internet website in a “Yellow Pages” format.  The Company provides those services to its subscribers for a monthly fee.  These services are provided primarily to small and medium sized businesses throughout the United States.  On May 17, 2006, the Company formed Telava Wireless, Inc. as a subsidiary for the purpose of entering and mobile WiMAX broadband solutions.  On November 6, 2006, the Company acquired 40 microwave towers through its subsidiary Telava Wireless, Inc., see Note 10 for additional discussions.  On July 10, 2007, the Company renamed itself to Telava Networks, Inc. (“Telava”) for the purpose of launching the Telava network that provides the next generation fixed and mobile WiMAX broadband solutions to small and medium businesses, public safety organizations, and others in various markets through its network.   The Company will continue its yellow pages operations while at the same time launching its Telava network.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The accompanying consolidated unaudited financial statements include the accounts of the Company and its 75% owned subsidiary – Telava Wireless, Inc.

3.

CONCENTRATION OF CREDIT RISK

Cash and Cash Equivalents:  This includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less.  At times cash deposits may have exceeded government insured limits of $100,000.  At June 30, 2007, cash deposits exceeded those insured limits by $231,178.

Financial instruments that potentially subject the Company to concentrations of credit risk are primarily trade accounts receivable.  The trade accounts receivable are due primarily from business customers over widespread geographical locations within the LEC billing areas across the United States.  The Company historically has experienced significant dilution and customer credits due to billing difficulties and uncollectible trade accounts receivable.  The Company estimates and provides an allowance for uncollectible account receivable.  The handling and processing of cash receipts pertaining to trade accounts receivable is maintained primarily by two third party billing companies.  The Company is dependent upon these billing companies for collection of its accounts receivable.

Note Receivables: The Company facilitates loans to emerging companies in order to expand its market share in different emerging markets.

Advertising Costs: The Company also incurs advertising costs that are not considered direct response advertising.  These advertising costs are expensed when incurred.  These advertising expenses were $13,683  for the six months ended June 30, 2007.

Property and Equipment:  Property and equipment consisting of improvements, machinery, equipment, computers, furniture and fixtures are recorded at cost, and are depreciated using the straight-line method over their estimated useful lives.  Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized.  When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.  A summary of the estimated useful lives is as follows:

Description

Useful Life

Microwave Towers

25 years

Furniture and fixtures

5 years

Office and computer equipment

 3-5 years

Depreciation expense was $39,975 and $9.323 for the six months ended June 30, 2007 and 2006, respectively.

Revenue Recognition: The Company’s revenue is generated by customer subscriptions of directory and advertising services.  Revenue is billed and recognized monthly for services subscribed in that specific month.  The Company utilizes outside billing companies to transmit billing data, much of which is forwarded to Local Exchange Carriers (“LEC’s”) that provide local telephone service. Monthly subscription fees are generally included on the telephone bills of the customers.  Customer refunds are recorded as an offset to gross revenue.

Income Taxes:  The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Financial Instruments:  Financial instruments consist primarily for cash, accounts receivable, advances to affiliates and obligations under accounts payable, accrued expenses and notes payable.  The carrying amounts of cash, accounts receivable, accounts payable, accrued expenses and notes payable approximate fair value because of the short maturity of those instruments.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements: In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management believes the adoption of this pronouncement will not have a material effect on our financial statements.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

In March 2006, FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment to FASB Statement No. 140.” The new standard requires recognition of servicing assets in connection with any obligation to service a financial asset arising from 1) a servicing contract entered into as part of a transfer of assets meeting the requirements for sale accounting, 2) the transfer of assets to a special purpose entity in a guaranteed mortgage securitization where the transferor retains a controlling interest in the securitized asset, or 3) an acquisition or assumption of obligations to service financial assets not related to the servicer or its consolidated affiliates. The servicing assets and liabilities must be measured at fair value initially, if practicable, and the assets or liabilities must either be amortized or recorded at fair value at each reporting date. The statement allows a one-time reclassification for entities with servicing rights and subsequently requires separate presentation of servicing assets and liabilities at fair value in the statement of financial position. This statement is effective for the first fiscal year beginning after September 15, 2006, with earlier adoption permitted.  The Company does not expect this implementation to have a material effect on our consolidated financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

FASB Staff Position on FAS No. 115-1 and FAS No. 124-1 (“the FSP”), “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,” was issued in November 2005 and addresses the determination of when an investment is considered impaired, whether the impairment on an investment is other-than-temporary and how to measure an impairment loss. The FSP also addresses accounting considerations subsequent to the recognition of other-than-temporary impairments on a debt security, and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The FSP replaces the impairment guidance on Emerging Issues Task Force (EITF) Issue No. 03-1 with references to existing authoritative literature concerning other-than-temporary determinations. Under the FSP, losses arising from impairment deemed to be other-than-temporary, must be recognized in earnings at an amount equal to the entire difference between the securities cost and its fair value at the financial statement date, without considering partial recoveries subsequent to that date. The FSP also required that an investor recognize other-than-temporary impairment losses when a decision to sell a security has been made and the investor does not expect the fair value of the security to fully recover prior to the expected time of sale. The FSP is effective for reporting periods beginning after December 15, 2005. The adoption of this statement will not have a material impact on our consolidated financial statements.

FASB Interpretation 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. The amount of tax benefits to be recognized for a tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax benefits relating to tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met or certain other events have occurred. Previously recognized tax benefits relating to tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. Interpretation 48 also provides guidance on the accounting for and disclosure of tax reserves for unrecognized tax benefits, interest and penalties and accounting in interim periods. Interpretation 48 is effective for fiscal years beginning after December 15, 2006. The change in net assets as a result of applying this pronouncement will be a change in accounting principle with the cumulative effect of the change required to be treated as an adjustment to the opening balance of retained earnings on January 1, 2007, except in certain cases involving uncertainties relating to income taxes in purchase business combinations. In such instances, the impact of the adoption of Interpretation 48 will result in an adjustment to goodwill. While the Company analysis of the impact of adopting Interpretation 48 is not yet complete, it do not currently anticipate it will have a material impact on the Company’s consolidated financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”),which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its consolidated financial statements.

In February of 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.”  The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The company is analyzing the potential accounting treatment.

4.

ACCOUNTS RECEIVABLE

The Company provides billing information to third party billing company for the majority of its monthly billings. Billings submitted are “filtered” by this billing company and the LEC’s. Net accepted billings are recognized as revenue and accounts receivable.  The billing company remits payments to the Company on the basis of cash ultimately received from the LEC’s by the billing company.  The billing company and LEC’s charge fees for services, which are netted against the gross accounts receivable balance. The billing companies also apply holdbacks to the remittance for potentially uncollectible accounts.  These dilution amounts will vary due to numerous factors and the Company may not be certain as to the actual amounts of dilution on any specific billing submittal until several months after that submittal.  The Company estimates the amount of these charges and holdbacks based on historical experience and subsequent information received from the billing companies. The Company also estimates uncollectible account balances and provides an allowance for such estimates.  As of June 30, 2007, the Company has an allowance for uncollectible accounts which have been netted against the accounts receivable as presented within the accompanying balance sheet.

5.

PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at June 30, 2007:

2007

Microwave Towers

$

1,998,765

Furnishing and fixtures

35,296

Office and computer equipment

174,244

Total

2,208,305

Less accumulated depreciation

(114,946)

Property and equipment, net

$

2,093,359

6.

NOTES PAYABLE AND LINE OF CREDIT

On June 30, 2007, the Company has five notes payable to one party totaling $95,000.  The notes do not bear interest and shall be due on demand.

On June 30, 2007 the Company had notes payable due to seven parties totaling $40,000.  The note does not bear interest and shall be due on demand.

On June 30, 2007 the Company had a note payable due to one party totaling $1,491.  The note does not bear interest and shall be due on demand.

7.

STOCKHOLDERS’ EQUITY

Common Stock - The authorized common stock is 24,000,000 shares at $0.001 par value.  As of December 31, 2006 and 2005, the Company has 20,000,000 shares of common stock issued and outstanding.

Preferred Stock - The authorized common stock is 1,000,000 shares at $0.001 par value.  As of December 31, 2006 and 2005, the Company did not have any shares of preferred stock issued and outstanding.